Exhibit 99.1

GOOGLE TO ACQUIRE MOTOROLA MOBILITY

Combination will Supercharge Android, Enhance Competition, and Offer Wonderful User Experiences

MOUNTAIN VIEW, CA and LIBERTYVILLE, IL – AUGUST 15, 2011 – Google Inc. (NASDAQ: GOOG) and Motorola Mobility Holdings, Inc. (NYSE: MMI) today announced that they have entered into a definitive agreement under which Google will acquire Motorola Mobility for $40.00 per share in cash, or a total of about $12.5 billion, a premium of 63% to the closing price of Motorola Mobility shares on Friday, August 12, 2011. The transaction was unanimously approved by the boards of directors of both companies.

The acquisition of Motorola Mobility, a dedicated Android partner, will enable Google to supercharge the Android ecosystem and will enhance competition in mobile computing. Motorola Mobility will remain a licensee of Android and Android will remain open. Google will run Motorola Mobility as a separate business.

Larry Page, CEO of Google, said, “Motorola Mobility’s total commitment to Android has created a natural fit for our two companies. Together, we will create amazing user experiences that supercharge the entire Android ecosystem for the benefit of consumers, partners and developers. I look forward to welcoming Motorolans to our family of Googlers.”

Sanjay Jha, CEO of Motorola Mobility, said, “This transaction offers significant value for Motorola Mobility’s stockholders and provides compelling new opportunities for our employees, customers, and partners around the world. We have shared a productive partnership with Google to advance the Android platform, and now through this combination we will be able to do even more to innovate and deliver outstanding mobility solutions across our mobile devices and home businesses.”

Andy Rubin, Senior Vice President of Mobile at Google, said, “We expect that this combination will enable us to break new ground for the Android ecosystem. However, our vision for Android is unchanged and Google remains firmly committed to Android as an open platform and a vibrant open source community. We will continue to work with all of our valued Android partners to develop and distribute innovative Android-powered devices.”

The transaction is subject to customary closing conditions, including the receipt of regulatory approvals in the US, the European Union and other jurisdictions, and the approval of Motorola Mobility’s stockholders. The transaction is expected to close by the end of 2011 or early 2012.

Webcast Information

Google and Motorola Mobility will hold a conference call with financial analysts to discuss this announcement today at 8:30am ET. The toll-free dial-in number for the call is 877-616-4476 (conference ID: 92149124). The call will also be webcast live at http://investor.shareholder.com/media/eventdetail.cfm?eventid=101369&CompanyID=ABEA-3VZHGF&e=1&mediaKey=A21887C59EBAAC12F1BCF4D43C080953. The webcast version of the conference call will be available through the same link following the conference call.

About Google Inc.

Google’s innovative search technologies connect millions of people around the world with information every day. Founded in 1998 by Stanford Ph.D. students Larry Page and Sergey Brin, Google today is a top web property in all major global markets. Google’s targeted advertising program provides businesses of all sizes with measurable results, while enhancing the overall web experience for users. Google is headquartered in Silicon Valley with offices throughout the Americas, Europe and Asia. For more information, visit www.google.com.

About Motorola Mobility

Motorola Mobility Holdings, Inc. fuses innovative technology with human insights to create experiences that simplify, connect and enrich people’s lives. Our portfolio includes converged mobile devices such as smartphones and tablets; wireless accessories; end-to-end video and data delivery; and management solutions, including set-tops and data-access devices. For more information, visit motorola.com/mobility.

For Google:

Investors:

ir-core@google.com

Media:

press@google.com

For Motorola:

Investors:

Dean Lindroth

Motorola Mobility Holdings, Inc.

+1 (847) 523-2858

dean.lindroth@motorola.com

Media:

Jennifer Erickson

Motorola Mobility Holdings, Inc.

+1 (847) 772-1217

jennifer.erickson@motorola.com

Forward-Looking Statements

This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements generally can be identified by phrases such as Google, Motorola or management of either company “believes,” “expects,” “anticipates,” “foresees,” “forecasts,”

“estimates” or other words or phrases of similar import. Similarly, statements herein that describe the proposed transaction, including its financial impact, and other statements of management’s beliefs, intentions or goals also are forward-looking statements. It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do, what impact they will have on the results of operations and financial condition of the combined companies or the price of Google or Motorola stock. These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements, including but not limited to the ability of the parties to consummate the proposed transaction and the satisfaction of the conditions precedent to consummation of the proposed transaction, including the ability to secure regulatory approvals at all or in a timely manner; the ability of Google to successfully integrate Motorola’s operations, product lines and technology; the ability of Google to implement its plans, forecasts and other expectations with respect to Motorola’s business after the completion of the transaction and realize additional opportunities for growth and innovation; and the other risks and important factors contained and identified in Google’s and Motorola’s filings with the Securities and Exchange Commission (the “SEC”), such as their respective Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K, any of which could cause actual results to differ materially from the forward-looking statements. The forward-looking statements included in this press release are made only as of the date hereof. Neither Google nor Motorola undertakes any obligation to update the forward-looking statements to reflect subsequent events or circumstances.

Additional Information and Where to Find It

Motorola intends to file with the SEC a proxy statement in connection with the proposed transaction with Google. The definitive proxy statement will be sent or given to the stockholders of Motorola and will contain important information about the proposed transaction and related matters. SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT CAREFULLY WHEN IT BECOMES AVAILABLE. The proxy statement and other relevant materials (when they become available), and any other documents filed by Motorola with the SEC, may be obtained free of charge at the SEC’s website, at www.sec.gov. In addition, security holders will be able to obtain free copies of the proxy statement from Motorola by contacting Investor Relations by mail at Attn: Investor Relations, 600 North U.S. Highway 45, Libertyville, IL 60048.

Participants in the Solicitation

Motorola and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Motorola stockholders in connection with the proposed transaction. Information about Motorola’s directors and executive officers is set forth in its proxy statement for its 2011 Annual Meeting of Stockholders, which was filed with the SEC on March 15, 2011, and its Annual Report on Form 10-K for the year ended December 31, 2010, filed on February 18, 2011. These documents are available free of charge at the SEC’s website at www.sec.gov, and by mail at Attention: Investor Relations, 600 North U.S. Highway 45, Libertyville, IL 60048, or by going to Motorola’s Investor Relations page on its corporate website at http://investors.motorola.com. Additional information regarding the interests of participants in the solicitation of proxies in connection with the transaction will be included in the proxy statement that Motorola intends to file with the SEC.

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